UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 26, 2022

Date of Report (Date of earliest event reported)

International Media Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40687	86-1627460
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1604 US Highway 130 North Brunswick, NJ	08902
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 960-3677

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	IMAQ	The Nasdaq Stock Market LLC
Warrants	IMAQW	The Nasdaq Stock Market LLC
Rights	IMAQR	The Nasdaq Stock Market LLC
Units	IMAQU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

As approved by its stockholders at the Special Meeting of Stockholders held on July 26, 2022 (the “Special Meeting”), International Media Acquisition Corp. (the “Company”) entered into an amendment, dated July 26, 2022 (the “Trust Amendment”), to the investment management trust agreement, dated July 28, 2021, by and between the Company and Continental Stock Transfer & Trust Company. Pursuant to the Trust Amendment, the Company has the right to extend the time the Company has to complete a business combination two (2) times for an additional three (3) months each time, from July 28, 2022 to January 28, 2023, by depositing into the Company’s trust account $350,000 for each three-month extension.

Item 5.07. Submissions of Matters to a Vote of Security Holders.

On July 26, 2022, the Company held the Special Meeting. On June 28, 2022, the record date for the Special Meeting, there were 29,546,900 shares of common stock of the Company entitled to be voted at the Meeting, 68.04% of which were represented in person or by proxy.

The final results for each of the matters submitted to a vote of the Company’s stockholders at the Meeting are as follows:

Matters Voted On	For	Against	Abstain
Proposal to amend the Company’s investment management trust agreement, dated as of July 28, 2021, by and between the Company and Continental Stock Transfer & Trust Company, allowing the Company to extend the time the Company has to complete a business combination two (2) times for an additional three (3) months each time, from July 28, 2022 to January 28, 2023, by depositing into the Company’s trust account $350,000 for each three-month extension.	17,866,851	2,235,360	1,142

Proposal to act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof.	17,741,244	2,361,052	1,057

Each of the proposals described above was approved by the Company’s stockholders. The Company’s stockholders elected to redeem an aggregate of 20,858,105 shares in connection with the Special Meeting.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits:

Exhibit No.	Description

10.1	Amendment to the Investment Management Trust Agreement between Trident Acquisitions Corp. and Continental Stock Transfer & Trust Company, dated July 26, 2022
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 26, 2022

INTERNATIONAL MEDIA ACQUISITION CORP.

By:	/s/ Shibasish Sarkar
Name:	Shibasish Sarkar
Title:	Chief Executive Officer